Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Insulet Corporation, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q/A for the period ended September 30, 2013, as filed with the Securities and Exchange Commission (the “Report”) that, to his knowledge:
(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Duane DeSisto
Name: Duane DeSisto
Title: President and Chief Executive Officer

Date: January 24, 2014

/s/ Brian Roberts
Name: Brian Roberts
Title: Chief Financial Officer

Date: January 24, 2014